Exhibit 99.2

Restricted Stock Award Agreement

This Restricted Stock Award Agreement (this “Agreement”) is made and entered into as of the date specified on the signature page hereto (the “Grant Date”) by and between HWH International Inc., a Nevada corporation (the “Company”) and the individual set forth on the signature page hereto (the “Grantee”).

WHEREAS, the Company has adopted the 2025 Incentive Compensation Plan, as amended (the “Plan”) pursuant to which awards of Restricted Stock may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant the award of Restricted Stock provided for herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Grant of Restricted Stock. Pursuant to Section 8 of the Plan, the Company hereby issues to the Grantee on the Grant Date a Restricted Stock Award consisting of, in the aggregate, the number of shares of Common Stock of the Company specified on the signature page hereto (the “Restricted Stock”), on the terms and conditions and subject to the restrictions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meanings ascribed to them in the Plan. The Company agrees that this grant of Restricted Stock is for services rendered to the Company prior to the date hereof, and shall not be subject to cancellation or forfeiture related to continued service by the Grantee to the Company. The Restricted Stock granted hereby shall not be subject to cancellation and forfeiture as a result of the termination of services of the Grantee, whether by the dismissal of the Grantee by the Company, the resignation of the Grantee, or the death or disability of the Grantee. The Company shall have no right to repurchase the Restricted Stock, except as may be applicable to all other stockholders of such class of the Company’s stock, pursuant to applicable law. The Company waives any right to “claw back” or seek the return of any Restricted Stock granted hereby, to the fullest extent permitted by law. For the avoidance of doubt, the Restricted Stock granted hereby shall not be subject to any clawback, recoupment, forfeiture or cancellation policy of the Company now or hereafter adopted, except to the extent mandatorily required by applicable law or the listing standards of any stock exchange on which the Company’s shares are then listed, which cannot lawfully be waived.

2. Consideration. The Grantee shall pay the Company $0.0001 for each share of Restricted Stock, representing the par value thereof.

3. Restricted Period. Except as otherwise provided herein the Restricted Stock will be restricted as set forth below until one year from the date of this Agreement. The period between the grant date and that date is referred to as the “Restricted Period”. The ownership of the Restricted Stock granted hereby shall vest as of the date hereof.

4. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, or as otherwise required by law, during the Restricted Period of one year, the Restricted Stock may not be assigned, sold or otherwise transferred by the Grantee, or the estate thereof in the event of their death.

5. Rights as Shareholder; Dividends.

5.1 The Grantee shall be the record owner of the Restricted Stock until the shares of Common Stock are sold or otherwise disposed of, and shall be entitled to all of the rights of a shareholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

5.2 The Company may issue stock certificates or evidence the Grantee’s interest by using a restricted book entry account with the Company’s transfer agent.

6. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the shares of Common Stock shall be adjusted as contemplated by Section 24 of the Plan.

7. Tax Liability and Withholding.

7.1 The Grantee may, at their option, pay to the Company, and the Company may therefore deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Stock and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may permit the Grantee to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(a) tendering a cash payment.

(b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Grantee as a result of the vesting of the Restricted Stock; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the maximum amount of tax required to be withheld by law.

(c) delivering to the Company previously owned and unencumbered shares of Common Stock.

7.2 Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or vesting of the Restricted Stock or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock to reduce or eliminate the Grantee’s liability for Tax-Related Items.

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8. Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

9. Legends. A legend may be placed on any certificate(s) or other document(s) delivered to the Grantee indicating restrictions on transferability of the shares of Restricted Stock pursuant to this Agreement or any regulations and other requirements of the Securities and Exchange Commission, any applicable federal or state securities laws or any stock exchange on which the shares of Common Stock are then listed or quoted.

10. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Chief Financial Officer of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Agreement shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

11. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Nevada without regard to conflict of law principles.

12. Restricted Stock Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan are hereby incorporated herein by reference. No provision of the Plan shall be interpreted to require any continued service by the Grantee, or effect any forfeiture of any grant hereunder as a result of the termination of services of the Grantee, whether by the termination of the Grantee by the Company, the resignation of the Grantee, or the death or disability of the Grantee. The Company affirmatively waives any and all rights that may exist under the Plan to cancel stock grants made hereby to the Grantee which may exist under the Plan, to the fullest extent permitted by applicable law.

13. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Grantee and the Grantee’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock may be transferred by will or the laws of descent or distribution.

14. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

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15. Discretionary Nature of Grant. The grant of the Restricted Stock in this Agreement does not create any contractual right or other right to receive any additional Restricted Stock or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.

16. No Impact on Other Benefits. The value of the Grantee’s Restricted Stock is not part of their normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

18. Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the underlying shares and that the Grantee has been advised to consult a tax advisor prior to such grant, vesting or disposition.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of August ____, 2026.

HWH INTERNATIONAL INC.

By:
Name:
Title:

GRANTEE

By:
Name:

Restricted Stock Award: ________________ shares

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